POWER OF ATTORNEY
                        -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of AllianceBernstein Blended Style Series, Inc., Alliance Disciplined Growth Fund, Inc., Alliance Global Growth Trends Fund, Inc. and Alliance Dynamic Growth Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



      /s/ Ruth Block
      -----------------------------
      Ruth Block


Dated:  July 9, 2002

                        POWER OF ATTORNEY
                        -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of AllianceBernstein Blended Style Series, Inc., Alliance Disciplined Growth Fund, Inc., Alliance Global Growth Trends Fund, Inc. and Alliance Dynamic Growth Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



      /s/ John D. Carifa
      ------------------------
      John D. Carifa


Dated: July 9, 2002

                        POWER OF ATTORNEY
                        -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of AllianceBernstein Blended Style Series, Inc., Alliance Disciplined Growth Fund, Inc., Alliance Global Growth Trends Fund, Inc. and Alliance Dynamic Growth Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



      /s/ David H. Dievler
      --------------------
      David H. Dievler


Dated:  July 9, 2002

                        POWER OF ATTORNEY
                        -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of AllianceBernstein Blended Style Series, Inc., Alliance Disciplined Growth Fund, Inc., Alliance Global Growth Trends Fund, Inc. and Alliance Dynamic Growth Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



      /s/ John H. Dobkin
      ---------------------
      John H. Dobkin


Dated: July 9, 2002

                        POWER OF ATTORNEY
                        -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr., Domenick Pugliese and Andrew L. Gangolf and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of AllianceBernstein Blended Style Series, Inc., Alliance Disciplined Growth Fund, Inc., Alliance Global Growth Trends Fund, Inc. and Alliance Dynamic Growth Fund, Inc.,, and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



      /s/ William H. Foulk, Jr.
      -------------------------
      William H. Foulk, Jr.


Dated: July 9, 2002






00250.0265 #322135